UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

February 20, 2013

Date of Report (Date of earliest event reported)

BERRY PETROLEUM COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-9735	77-0079387
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1999 Broadway, Suite 3700 Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (303) 999-4400

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 20, 2013, Berry Petroleum Company (“Berry” or the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Linn Energy, LLC (“Linn Energy”), LinnCo, LLC (“LinnCo”), Linn Acquisition Company, LLC, a direct wholly owned subsidiary of LinnCo (“LinnCo Merger Sub”), Bacchus HoldCo, Inc., a direct wholly owned subsidiary of the Company (“HoldCo”), and Bacchus Merger Sub, Inc., a direct wholly owned subsidiary of HoldCo (“Bacchus Merger Sub”), pursuant to which LinnCo will acquire the Company in an all-stock transaction in which the Company’s stockholders would receive 1.25 shares (the “Exchange Ratio”) representing limited liability company interests in LinnCo (“LinnCo Shares”) for each share of the Company’s common stock.

The transaction will occur through multiple steps.  First, the Company will engage in a holding company merger (the “HoldCo Merger”) involving HoldCo and Bacchus Merger Sub.  In the HoldCo Merger, Bacchus Merger Sub will merge with and into the Company, with the Company surviving as a wholly owned subsidiary of HoldCo, and each issued and outstanding share of the Company’s Class A common stock and Class B common stock will convert into the right to receive one equivalent share of Class A common stock and one equivalent share of Class B common stock, respectively, of HoldCo.

Second, promptly after the HoldCo Merger, the Company will be converted into a limited liability company (the “Conversion”).  Third, promptly following the Conversion, HoldCo will be merged with and into LinnCo Merger Sub, with LinnCo Merger Sub surviving as the surviving company (the “LinnCo Merger” and together with the HoldCo Merger the “Mergers”).  In the LinnCo Merger, each share of Holdco’s Class A common stock and Class B common stock will be converted into 1.25 LinnCo Shares.

Finally, promptly following the LinnCo Merger, LinnCo will contribute all of the outstanding equity interests in LinnCo Merger Sub (and therefore also its indirect ownership interest in the Company) to Linn (the “Contribution”) in exchange for the issuance to LinnCo (the “Issuance”) of newly issued Linn common units (the “Linn Units”).  The number of Linn Units to be issued to LinnCo in the Issuance will be equal to the greater of (i) the aggregate number of LinnCo Shares issued in the LinnCo Merger and (ii) the number of Linn Units required to cause LinnCo to own no less than one-third of all of the outstanding Linn Units following the Contribution.  In addition, for three years following the closing, Linn will pay to LinnCo additional cash distributions in the amount of $6 million per year.

The HoldCo Merger, the Conversion, the LinnCo Merger, the Contribution and the Issuance are collectively referred to herein as the “Transactions.”

In connection with the Transactions, each stock option outstanding under the Company’s equity plans immediately prior to the HoldCo Merger effective time will be converted into a stock option representing an option to acquire Linn Units with equivalent terms and conditions, as adjusted to reflect the Exchange Ratio and for differences in the trading prices of Linn Units and LinnCo common shares in the period prior to the closing of the LinnCo Merger.  Each unvested restricted stock unit outstanding under the Company’s equity plans immediately prior to the HoldCo Merger effective time (excluding any restricted stock unit held by a current or former non-employee director of the Company and any performance-based restricted stock unit) will be converted into a restricted stock unit in respect of Linn Units, as adjusted to reflect the Exchange Ratio and for differences in the trading prices of Linn Units and LinnCo Common Shares in the period prior to the closing of the LinnCo Merger.  Each performance-based restricted stock unit, each vested restricted stock unit and each restricted stock unit held by a current or former non-employee director of the Company, in each case outstanding under the Company’s equity plans immediately prior to the HoldCo Merger effective time, will be converted into LinnCo common shares, in an amount calculated based on the Exchange Ratio.

The closing of the Transactions is conditioned on (1) adoption of the Merger Agreement by holders of a majority of the outstanding shares of the Company’s common stock, (2) approval of the issuance of LinnCo Shares by a majority of the votes cast by holders of LinnCo Shares at a meeting at which a quorum is present, (3) approval of certain amendments to LinnCo’s LLC agreement and the Contribution by holders of a majority of the outstanding LinnCo Shares, (4) approval of the Issuance by a majority of the votes cast by holders of Linn Units at a meeting at which a quorum is present, (5) receipt of certain opinions by the parties with respect to the tax-free nature of the Transactions, and (6) other customary conditions such as expiration of the waiting period under the Hart-Scott-Rodino Act.

The board of directors of the Company has unanimously approved and adopted the Merger Agreement and has agreed to recommend that the Company’s stockholders approve and adopt the Merger Agreement, subject to certain exceptions set forth in the Merger Agreement.  The foregoing summary of the Merger Agreement and the transactions contemplated by the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Form 8-K.

            The Merger Agreement and the above description have been included to provide investors and security holders with information regarding the terms of the Merger Agreement. They are not intended to provide any other factual information about the Company, Linn, LinnCo or their respective subsidiaries or affiliates or equityholders.  The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of those agreements and as of specific dates; were solely for the benefit of the parties to the Merger Agreement; and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each contracting party to the other for the purposes of allocating contractual risk between them that differ from those applicable to investors.  Investors should be aware that the representations, warranties and covenants or any description thereof may not reflect the actual state of facts or condition of the Company, Linn, LinnCo or any of their respective subsidiaries, affiliates, businesses, or equityholders.  Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company, Linn or LinnCo.  Accordingly, investors should read the representations and warranties of the Company, Linn or LinnCo and their respective subsidiaries that the respective companies include in reports, statements and other filings they make with the U.S. Securities and Exchange Commission.

ITEM 7.01  REGULATION FD DISCLOSURE

On February 21, 2013, the Company, Linn Energy and LinnCo issued a joint press release announcing the execution of the Merger Agreement.  The press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 7.01 by reference.

The information in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the U.S. Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing under the U.S. Securities Act of 1933, as amended.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

 (d)      Exhibits

Exhibit Number	Description
2.1

Agreement and Plan of Merger, dated as of February 20, 2013, by and among Berry Petroleum Company, Bacchus HoldCo, Inc., Bacchus Merger Sub, Inc., LinnCo, LLC, Linn Acquisition Company, LLC and Linn Energy, LLC.†

99.1	Joint press release, dated February 21, 2013 (solely furnished and not filed for purposes of Item 7.01).

†  Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K.   The Company hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

In connection with the proposed transactions, LinnCo intends to file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of LinnCo, LINN and Berry that also constitutes a prospectus of LinnCo.  Each of Berry, LINN and LinnCo also plan to file other relevant documents with the SEC regarding the proposed transactions. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the joint proxy statement/prospectus (if and when it becomes available) and other relevant documents filed by Berry, LINN and LinnCo with the SEC at the SEC’s website at www.sec.gov. You may also obtain these documents by contacting LINN’s and LinnCo’s Investor Relations department at (281) 840-4193 or via e-mail at ir@linnenergy.com or by contracting Berry’s Investor Relations department at (866) 472-8279 or via email at ir@bry.com.

PARTICIPANTS IN THE SOLICITATION

Berry, LINN and LinnCo and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transactions. Information about LINN’s directors and executive officers is available in LINN’s proxy statement dated March 12, 2012, for its 2012 Annual Meeting of Unitholders.  Information about LinnCo’s directors and executive officers is available in LinnCo’s Registration Statement on Form S-1 dated June 25, 2012, as amended, with respect to its initial public offering of common shares. Information about Berry’s directors and executive officers is available in Berry’s proxy statement dated April 6, 2012, for its 2012 Annual Meeting of Stockholders.  Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint statement, LinnCo proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transactions when they become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Berry, LINN or LinnCo using the sources indicated above.

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K and the press release included herewith contains forward-looking statements concerning the proposed transactions, its financial and business impact, management’s beliefs and objectives with respect thereto, and management’s current expectations for future operating and financial performance, based on assumptions currently believed to be valid. Forward-looking statements are all statements other than statements of historical facts. The words “anticipates,” “may,” “can,” “plans,” “believes,” “estimates,” “expects,” “projects,” “intends,” “likely,” “will,” “should,” “to be,” and any similar expressions or other words of similar meaning are intended to identify those assertions as forward-looking statements. It is uncertain whether the events anticipated will transpire, or if they do occur what impact they will have on the results of operations and financial condition of LINN, LinnCo, Berry or of the combined company. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those anticipated, including but not limited to the ability of the parties to satisfy the conditions precedent and consummate the proposed transactions, the timing of consummation of the proposed transactions, the ability of the parties to secure regulatory approvals in a timely manner or on the terms desired or anticipated, the ability of LINN to integrate the acquired operations, the ability to implement the anticipated business plans following closing and achieve anticipated benefits and savings, and the ability to realize opportunities for growth. Other important economic, political, regulatory, legal, technological, competitive and other uncertainties are identified in the documents filed with the Securities and Exchange Commission (the “SEC”) by Berry, LINN and LinnCo from time to time, including their respective Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. The forward-looking statements including in this Current Report on Form 8-K and the press release are made only as of the date hereof. None of Berry, LINN nor LinnCo undertakes any obligation to update the forward-looking statements included in this Current Report on From 8-K or the press release to reflect subsequent events or circumstances.

SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                             BERRY PETROLEUM COMPANY

Dated:  February 21, 2013                                   By:          /s/ Davis O. O’Connor

                                                                                   Name:  Davis O. O’Connor

                                                                                   Title:    Corporate Secretary

Exhibit Index

Exhibit Number	Description
2.1

Agreement and Plan of Merger, dated as of February 20, 2013, by and among Berry Petroleum Company, Bacchus HoldCo, Inc., Bacchus Merger Sub, Inc., LinnCo, LLC, Linn Acquisition Company, LLC and Linn Energy, LLC.†

99.1	Joint press release, dated February 21, 2013 (solely furnished and not filed for purposes of Item 7.01).

†  Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  The Company hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission.